-----------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                               December 27, 2002

                    Bear Stearns Asset Backed Funding Inc.
                         Whole Auto Loan Trust 2002-1
            (Exact Name of Registrant as Specified in its Charter)




          Delaware                       333-99207            22-3863780
-------------------------------      ----------------     -------------------
(State or Other Jurisdiction of      (Commission File     (I.R.S. Employer
Incorporation)                       Number)              Identification No.)

383 Madison Avenue
New York, New York                                                10179
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(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 272-2000

                                   No Change
                    ----------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

Sale and Servicing Agreement, Amended and Restated Trust Agreement and Indenture
--------------------------------------------------------------------------------

     On December 12, 2002, Bear Stearns Asset Backed Funding Inc. entered into
(1) an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2002-1 (the "Trust") and (2) a Receivables Purchase Agreement (the "Receivables Purchase Agreement"), between Whole Auto Loan Trust, as seller, and Bear Stearns Asset Backed Funding Inc., as purchaser. Also on December 12, 2002, the Trust entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     The Trust Agreement, the Receivables Purchase Agreement, the Sale and Servicing Agreement and the Indenture are annexed hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively.



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

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

          99.1  Amended and Restated Trust Agreement dated as of December 12,
                2002.

          99.2  Receivables Purchase Agreement dated as of December 12, 2002.

          99.3  Sale and Servicing Agreement dated as of December 12, 2002.

          99.4  Indenture dated as of December 12, 2002.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BEAR STEARNS ASSET BACKED FUNDING INC.



                                       By: /s/ Brant Brooks
                                           -------------------------------
                                           Name:   Brant Brooks
                                           Title:  Senior Vice President



Dated: December 27, 2002

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                 Description
-----------                 -----------
99.1                        Amended and Restated Trust Agreement dated as of
                            December 12, 2002.
99.2                        Receivables Purchase Agreement dated as of
                            December 12, 2002.
99.3                        Sale and Servicing Agreement dated as of
                            December 12, 2002.
99.4                        Indenture dated as of December 12, 2002.